UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported) March 13, 2025

NeueHealth, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40537	47-4991296
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

9250 NW 36th St Suite 420, Doral, Florida	33178
Address of Principal Executive Office	(Zip Code)
(612) 238-1321
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NEUE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
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Item 1.01 Entry into a Material Definitive Agreement.

On March 13, 2025, each of NeueHealth, Inc.'s (the “Company”) insurance subsidiaries in Colorado and Florida entered into letters of agreement with the Centers for Medicare & Medicaid Services (“CMS”) (the “Letters of Agreement”) to modify the terms of the repayment agreements previously entered into with CMS on September 14, 2023 (the “Original Repayment Agreements”), with respect to the remaining unpaid amount of their risk adjustment obligations for an aggregate amount of $271.8 million (as modified by the Letters of Agreement, the “Modified Repayment Agreements”). The remaining amount owing under the Modified Repayment Agreements is due 36 months from September 15, 2023 (the date the first installment payment was made under the Original Repayment Agreements) and bears interest at a rate of 11.5% per annum. Each Letter of Agreement also requires (i) monthly payments to CMS of $1,000 for its duration, (ii) upon 30 calendar days’ notice, an interim balloon payment to CMS in the amount specified therein, which will be determined based on whether or not all paid and accrued interest on amounts owing under the Modified Repayment Agreements is waived, and (iii) payment to CMS of a specified percentage of surplus funds currently held by any affiliated insurance company under certain conditions specified therein. Failure to make payments in accordance with, or otherwise meet the terms of, the Modified Repayment Agreements, or entering into liquidation, rehabilitation, or early pre-liquidation, will result in a default under the Modified Repayment Agreements, in which event the full balance of the amount owed under the Modified Repayment Agreements will become immediately due and payable.

The foregoing description of the Letters of Agreement and the Modified Repayment Agreements does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Letters of Agreement and the Modified Repayment Agreements. The Company expects to file the Letters of Agreement with the SEC as exhibits to its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2025.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	The cover page from the Current Report on Form 8-K formatted in Inline XBRL.

Additional Information and Where to Find It

On December 23, 2024, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with NH Holdings 2025, Inc. ("Parent"), pursuant to which, if all applicable conditions are satisfied or waived, the Company will become a wholly owned subsidiary of Parent. Parent is indirectly controlled by private investment funds affiliated with New Enterprise Associates, Inc. ("NEA").

In connection with this transaction, the Company has filed with the SEC a preliminary proxy statement on Schedule 14A (as amended, the “Proxy Statement”), the definitive version of which will be sent or provided to Company stockholders. The Company, affiliates of the Company and affiliates of NEA intend to jointly file a transaction statement on Schedule 13E-3 (the “Schedule 13E-3”) with the SEC. The Company may also file other documents with the SEC regarding the transaction. This Current Report on Form 8-K is not a substitute for the Proxy Statement, the Schedule 13E-3 or any other document which the Company may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT, THE SCHEDULE 13E-3 AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE COMPANY OR THE TRANSACTION BECAUSE THESE DOCUMENTS CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement, the Schedule 13E-3 and other documents that are filed or will be filed with the SEC by the Company, when such documents become available, through the website maintained by the SEC at www.sec.gov or through the Company’s website at https://investors.neuehealth.com/home/default.aspx.

The transaction will be implemented solely pursuant to the Merger Agreement, which contains the full terms and conditions of the transaction.

Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from stockholders of the Company in connection with the proposed transaction. Information regarding the Company’s directors and executive officers is available in the definitive proxy statement for the 2024 annual meeting of stockholders of the Company, which was filed by the Company with the SEC on April 1, 2024 (the “Annual Meeting Proxy Statement”), and is available in the Proxy Statement. Please refer to the sections captioned “Executive Compensation,” “Director Compensation,” and “Security Ownership of Certain Beneficial Owners and Management” in the Annual Meeting Proxy Statement and the section captioned "Security Ownership of Certain Beneficial Owners and Management" in the Proxy Statement. Holdings of the Company’s securities by certain of the Company’s employees, and any changes in the holdings of the Company’s securities by the Company’s directors or executive officers from the amounts described in the Proxy Statement, have been reflected in the following Statements of Change in Ownership on Form 4 filed with the SEC: Form 4, filed by George Lawrence Mikan III on March 17, 2025; Form 4, filed by Jay Matushak on March 17, 2025; Form 4, filed by Tomas Orozco on March 17, 2025; Form 4, filed by Jeffery Michael Craig on March 17, 2025; and Form 4, filed by Jeffrey J. Scherman on March 17, 2025. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in connection with the proposed transaction when they become available. Free copies of the Proxy Statement and such other materials may be obtained as described in the preceding paragraph.

Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Statements made in this Current Report on Form 8-K that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements and should be evaluated as such. Forward-looking statements include information concerning possible or assumed future results of operations, including descriptions of our business plan and strategies, and statements as to the expected timing, completion and effects of the transaction. These statements often include words such as “anticipate,” “expect,” “plan,” “believe,” “intend,” “project,” “forecast,” “estimates,” “projections,” “outlook,” “ensure,” and other similar expressions. These forward-looking statements include any statements regarding our plans, expectations and financial guidance. Such forward-looking statements are subject to various risks, uncertainties and assumptions. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. Factors that might materially affect such forward-looking statements include: the failure to complete the transaction on the anticipated terms and within the anticipated timeframe, including as a result of failure to obtain required stockholder or regulatory approvals or to satisfy other closing conditions; potential litigation relating to the transaction that could be instituted against NEA, the Company or their respective affiliates, directors, managers, officers or employees, and the effects of any outcomes related thereto; potential adverse reactions or changes to our business relationships or operating results resulting from the announcement, pendency or completion of the transaction; the risk that our stock price may decline significantly if the transaction is not consummated; certain restrictions during the pendency of the transaction that may impact our ability to pursue certain business opportunities or strategic transactions; costs associated with the transaction, which may be significant; the occurrence of events, changes or other circumstances that could give rise to the termination of the Merger Agreement, including in circumstances requiring us to pay a termination fee; our ability to continue as a going concern; our ability to comply with the terms of our credit facilities or any credit facility into which we enter in the future; our ability to receive the remaining proceeds from the sale of our Medicare Advantage business in California in a timely manner; our ability to obtain any short or long term debt or equity financing needed to operate our business; our ability to quickly and efficiently complete the wind down of our remaining Individual and Family Plan (“IFP”) and MA businesses, including by satisfying liabilities of those businesses when due and payable; potential disruptions to our business due to the transaction or due to corporate restructuring and any resulting headcount reduction; our ability to accurately estimate and effectively manage the costs relating to changes in our business offerings and models; a delay or inability to withdraw regulated capital from our subsidiaries; a lack of acceptance or slow adoption of our business model; our ability to retain existing consumers and expand consumer enrollment; our and our care partner’s abilities to obtain and accurately assess, code, and report risk adjustment factor scores; our ability to contract with care providers and arrange for the provision of quality care; our ability to obtain claims information timely and accurately; the impact of any pandemic or epidemic on our business and results of operations; the risks associated with our reliance on third-party providers to operate our business; the impact of modifications or changes to the U.S. health insurance markets; our ability to manage any growth of our business; our ability to operate, update or implement our technology platform and other information technology systems; our ability to retain key executives; our ability to successfully pursue acquisitions, integrate acquired businesses, and quickly and efficiently divest businesses as needed; the occurrence of severe weather events, catastrophic health events, natural or man-made disasters, and social and political conditions or civil unrest; our ability to prevent and contain data security incidents and the impact of data security incidents on our members, patients, employees and financial results; our ability to comply with requirements to maintain effective internal controls; our ability to adapt to mitigate risks associated with our ACO businesses, including any unanticipated market or regulatory developments; and the other factors set forth under the heading “Risk Factors” in the Company’s reports on Form 10-K, Form 10-Q, and Form 8-K (including all amendments to those reports) and our other filings with the SEC. Except as required by law, we undertake no obligation to update publicly any forward-looking statements for any reason after the date of this Current Report on Form 8-K to conform these statements to actual results or changes in our expectations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NeueHealth, Inc.

Date:	03/19/2024	By:	/s/ Jeff Craig
		Name:	Jeff Craig
		Title:	General Counsel and Corporate Secretary